EXHIBIT 23
CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
We consent to the incorporation by reference in this Annual Report (Form 10-K) of KeyCorp and subsidiaries (“Key”) of our reports dated February 23, 2007, with respect to the consolidated financial statements of Key, Key management’s assessment of the effectiveness of internal control over financial reporting and the effectiveness of internal control over financial reporting of Key, included in the 2006 Annual Report to Shareholders of Key.
We consent to the incorporation by reference in the following Registration Statements of Key:

Form S-3 No. 333-55959
Form S-3 No. 333-59175
Form S-3 No. 333-64601
Form S-3 No. 333-76619
Form S-3 No. 333-85189
Form S-3 No. 333-88934
Form S-3 No. 333-121553	(Amendment No. 1)
Form S-3 No. 333-124023
Form S-3 No. 333-134937	(Amendment No. 1)
Form S-4 No. 33-31569
Form S-4 No. 33-44657
Form S-4 No. 33-51717
Form S-4 No. 33-55573
Form S-4 No. 33-57329
Form S-4 No. 33-61539
Form S-4 No. 333-61025
Form S-8 No. 2-97452
Form S-8 No. 33-21643
Form S-8 No. 333-49609
Form S-8 No. 333-49633
Form S-8 No. 333-65391
Form S-8 No. 333-70669
Form S-8 No. 333-70703
Form S-8 No. 333-70775
Form S-8 No. 333-72189
Form S-8 No. 333-92881
Form S-8 No. 333-45320
Form S-8 No. 333-45322
Form S-8 No. 333-99493
Form S-8 No. 333-99495
Form S-8 No. 33-31569	(Post-Effective Amendment No. 1 to Form S-4)
Form S-8 No. 33-44657	(Post-Effective Amendment No. 1 to Form S-4)
Form S-8 No. 33-51717	(Post-Effective Amendment No. 1 to Form S-4)
Form S-8 No. 333-66057	(Post-Effective Amendment No. 1 to Form S-4 No. 333-61025)
Form S-8 No. 333-107074
Form S-8 No. 333-107075
Form S-8 No. 333-107076
Form S-8 No. 333-109273
Form S-8 No. 333-112225
Form S-8 No. 333-116120
of our reports dated February 23, 2007, with respect to the consolidated financial statements of Key, Key management’s assessment of the effectiveness of internal control over financial reporting and the effectiveness of internal control over financial reporting of Key, included in the 2006 Annual Report to Shareholders of Key, which is incorporated by reference in the Annual Report (Form 10-K) of Key.
/s/ Ernst & Young LLP
Cleveland, Ohio
February 23, 2007